CONVERTIBLE PROMISSORY NOTE

THESE SECURITIES AND THE SHARES ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


$138,000                                                      December 31, 2001


                  FOR VALUE RECEIVED, NATURAL HEALTH TRENDS CORP., a Florida corporation, having an office at 5605 North MacArthur Boulevard, 11th floor, Irving, TX 75038 (the "Maker"), hereby promises to pay to the order of Augusta Street LLC, (the "Payee"), at the office of the Payee or at such place as the Payee of this Note may designate in writing from time to time on December 31, 2002 ("Due Date"), the principal sum of One Hundred Thirty-Eight Thousand Dollars ($138,000) together with interest thereon at the prime rate as published in the Wall Street Journal on the date hereof 4.75%.

         The following shall be deemed "Events of Default" hereunder:

         (a) If any payment hereunder shall not be made when due upon demand;

         (b) if the Maker shall fail to perform or comply with any of the other terms, covenants, or conditions of this Note;

         (c) if Maker ceases doing business as a going concern, or makes or sends notice of an intended bulk sale or makes an assignment for the benefit of creditors;

         (d) if any proceedings are commenced by or against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; or

         (e) if a receiver, trustee or conservator is appointed for any of Maker's property.

                  Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against Maker and shall not be required to have recourse to any security given for payment of this Note.

                  In the event that this Note is not paid within five (5) days of demand, this Note shall bear additional interest at the rate of 1.5% per month.

                  Nothing contained in this Note shall require the Maker to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the amounts payable to the Payee on any date shall exceed the maximum permissible amount, such amounts shall be automatically reduced to the maximum permissible amount, and the payments for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction. In the event that the period from the due date of such payment is not long enough to cause the payments due hereunder not to exceed the maximum amount permitted by applicable law, then the Payee at its option shall have the right (i) to extend the amount of time for such payment such that the payments shall not be deemed to exceed the maximum amount permitted by applicable law or (ii) to reduce the amounts payable under this Note.

                  Except as otherwise expressly provided herein, Payee hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest.

                  Except as otherwise provided herein at the option of Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

                  The liability of Maker hereunder shall be unconditional. No act, failure or delay by the Payee hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

                  Maker further agrees to pay all costs of collection, including a reasonable attorney's fee and all costs of levy or appellate proceedings or review, or both, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

                  Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to Maker, addressed to it at its address set forth above; and (b) if to Payee, addressed to it at its address set forth above or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

                  This Note may not be amended, modified, supplemented or terminated unless by written instrument signed by both parties.

                  This Note shall be binding upon Maker, its legal representatives, successors or assigns and shall inure to the benefit of Payee and its successors, endorsees, assigns or holder(s) in due course.

                  For and in consideration of the mutual covenants and obligations set forth in this Promissory Note and other good and valuable consideration, the receipt of which is hereby acknowledged, Maker hereby releases and forever discharges, and by these presents does for its subsidiaries, if any (direct or indirect), and itself and its predecessors, successors, affiliates and assigns ("Releasors"), remise, release and forever discharge and hold harmless Payee and each of its predecessors, affiliates, subsidiaries (direct or indirect), shareholders, members, officers, directors, employees, agents or attorneys, advisers, successors and assigns ("Lenders"), of and from and against all manner of action and actions, cause and causes of action (whether individual, derivative or representative), suits, debts, dues, sums of money, accounts, fees, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, costs, expenses, claims and demands whatsoever, in law or in equity which the Releasors ever had, now have, or which hereinafter can, shall or may have by reason of any matter, claim or cause of action of any kind whatsoever, from the beginning of the world to the date of this Agreement, whether known or unknown, including, without limitation, those relating in any way to: (i) this Promissory Note or (ii) the prosecution of any claim, defense, setoff, or counterclaim which the Releasors ever had, now have or may have against Lenders in prior financings or investments, provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements of the Maker contained in this Promissory Note.

                  The Payee of this Note is entitled, at its option, to convert at any time, the principal amount of this Note at a conversion price equal to seventy-five percent (75%) of the five day average closing bid price of the Common Stock, as reported by BLOOMBERG, L.P. for the five trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). Conversion shall be effectuated by delivery (via facsimile) of the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), executed by the Payee of the Note evidencing the Payee's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Maker by proper assignment hereof in blank. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Payee has delivered the Conversion Notice duly executed, to the Maker. Facsimile delivery of the Conversion Notice shall be accepted by the Maker. Certificates representing shares of Common Stock upon conversion will be delivered within five (5) business days from the Conversion Date.

                  The shares to be issued pursuant to this Note ("Registrable Securities") shall contain unlimited piggyback registration rights. Payee's piggyback registration rights in the form of Annex A hereto, which shall commence on the date hereof and shall terminate three (3) years after the date hereof. The Maker shall bear the costs of such registrations.

                  The certificates for the shares of Common Stock shall bear the following legend:

                  THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  The Payee of the Note, by acceptance hereof, agrees that this
Note is being acquired for investment and that such Payee will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

                  This Promissory Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at Maker's last known address. The Maker and Payee hereby irrevocably waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Note.

                  IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered by its duly authorized representative as of the date and year first above written.



                                                    NATURAL HEALTH TRENDS CORP.


                                                By:_____________________________
                                                    Name: Mark Woodburn
                                                    Title: President